EXHIBIT 10.1

EXHIBIT E
LOCK-UP AGREEMENT
Concurrently with the execution of this Lock-up Agreement (the “Agreement”), The Resilience Fund IV, L.P., a Delaware limited partnership and The Resilience Fund IV-A, L.P., a Delaware limited partnership (collectively, the “Sellers”), Aerospace Newco Holdings, Inc., a Delaware corporation (“Holdings”), Systron Donner Inertial, Inc., a Delaware corporation, EMCORE Corporation, a New Jersey corporation (“Parent”) and Ember Acquisition Sub, a Delaware corporation and a wholly-owned subsidiary of Parent (“Parent Sub”) are entering into a Purchase and Sale Agreement (the “Purchase Agreement”) pursuant to which Parent Sub will purchase the 100% of the outstanding equity securities of Holdings from Sellers (the “Purchase”) in exchange for a combination of cash and shares of common stock, no par value, of Parent (the “Common Stock”). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Purchase Agreement.
Sellers hereby agree that, without the prior written consent of Parent, Sellers will not, during the period commencing on the date hereof and ending one year after the Closing (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), pursuant to the Purchase Agreement by the Sellers or any other securities so owned on the date of this Agreement convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or publicly disclose the intention to engage in a transaction described in (1) or (2) above. The foregoing sentence shall not apply to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control of the Parent that occurs after the date of the Closing and that has been approved by the Parent’s board of directors, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Sellers’ securities which are subject to this Agreement shall continue to be subject to the provisions of this Agreement. For purposes of this clause (i), a “change of control” means the transfer (whether by tender offer, merger, consolidation or other similar business combination transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons theretofore not affiliates of the Parent, of the Common Stock, where such person or group did not hold, immediately prior to such transfer, and, immediately after such transfer, would hold, a majority of the outstanding voting securities of the Parent (or the surviving entity, if not the Parent).
The Sellers also agree and consent to the entry of stop transfer instructions with the Parent’s transfer agent and registrar against the transfer of the Sellers’ shares of Common Stock except in compliance with the foregoing restrictions.
The Sellers understand that the Parent is relying upon this Agreement in proceeding toward consummation of the Purchase. The Sellers further understand that this Agreement is irrevocable and shall be binding upon the Sellers’ legal representatives, successors and assigns.

This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.
[Signature page follows]

Very truly yours,
SELLER:
THE RESILIENCE FUND IV., L.P.
By: Resilience Capital Partners IV, L.P., its General Partner
By: Resilience Capital UGP, LLC, its General Partner
By: /s/ Steven Rosen
Name:    Steven Rosen
Title:    Managing Member
Dated:    June 7, 2019

THE RESILIENCE FUND IV-A., L.P.
By: Resilience Capital Partners IV, L.P., its General Partner
By: Resilience Capital UGP, LLC, its General Partner
By: /s/Steven Rosen
Name:    Steven Rosen
Title:    Managing Member
Dated:    June 7, 2019